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               IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                          IN AND FOR NEW CASTLE COUNTY




TCW TECHNOLOGY LIMITED                       )
PARTNERSHIP, on behalf of itself and         )
all others similarly situated, and           )
Derivatively and on behalf of Digex, Inc.    )
                                             )
         Plaintiffs,                         )   C. A. No. 18336NC
                                             )
     v.                                      )
                                             )
INTERMEDIA COMMUNICATIONS,                   )
INC., JOHN C. BAKER, PHILLIP A.              )
CAMPBELL, GEORGE F. KNAPP,                   )
ROBERT M. MANNING, DAVID C.                  )
RUDBERG, and MARK K. SHULL                   )
                                             )
         Defendants,                         )
                                             )
     and                                     )
                                             )
DIGEX, INC.                                  )
                                             )
         Nominal Defendant.                  )

                  PLAINTIFF'S FIRST REQUEST FOR THE PRODUCTION
                 OF DOCUMENTS DIRECTED TO DEFENDANTS INTERMEDIA
                COMMUNICATIONS, INC., JOHN C. BAKER, PHILLIP A.
             CAMPBELL, GEORGE F. KNAPP, ROBERT M. MANNING, DAVID C.
          RUDBERG, AND MARK K. SHULL AND NOMINAL DEFENDANT DIGEX, INC.

               Plaintiff TCW Technology Limited Partnership requests that defendants Intermedia Communications, Inc., John C. Baker, Phillip A. Campbell, George F. Knapp, Robert M. Manning, David C. Rudberg and Mark K. Shull, and nominal defendant Digex, Inc., produce the documents described below for inspection and copying at the offices of Grant & Eisenhofer, 1220 North Market Street, Suite 500, Wilmington, Delaware, or at such other place as is mutually agreed upon, on such





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date contained in the Order Granting Expedited Proceedings, or, if such Order is not granted, no later than 30 days from the service hereof.

                                  DEFINITIONS

     1. "Digex" shall mean Digex, Incorporated, its directors, officers, agents, attorneys and accountants.

     2. "WorldCom" shall mean WorldCom, Inc., its directors, officers, agents, attorneys and accountants.

     3. "ICI" shall mean Intermedia Communications, Inc., its directors, officers, agents, attorneys and accountants.

     4. "Communications" means and refers to all inquiries, discussions, conversations, negotiations, agreements, understandings, meetings, telephone conversations, letters, notes, telegrams, e-mail, advertisements, and other forms of verbal exchange, whether oral or written.

     5. "Document" and "documents" are used in the broadest sense possible under Chancery Court Rule 34 and mean and include all written or graphic matter of every kind and description however produced or reproduced, whether draft or final, original or reproduction, and all tangible things within the scope of Rules 34, whether such document or documents are currently in existence or no longer in existence. Any draft of a document or non-identical copy of a document is a separate "document." "Documents" includes any information retained on digital media, such as computer files and e-mail.

     6. "Person" shall mean any natural person, corporation, association, partnership, government agency, or other entity and its officers, directors, partners, employees, agents, and representatives.


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     7.   "Relate" or "relating" shall mean consisting of, referring to, reflecting, or being in any way legally, logically, or factually connected with the matter discussed.

     8. "Or" shall mean and include "and" and "and" shall mean and include "or" whenever necessary to bring within the scope of these requests any and all documents which might otherwise be construed to be outside their scope.

     9. "Individual Defendants" shall mean John C. Baker, Phillip A. Campbell, George F. Knapp, Robert M. Manning, David C. Rudberg, and Mark K. Shull, as well as their representatives, agents, and assigns.

     10. "Special Committee" shall mean the Special Committee of the Digex Board of Directors composed of Directors Reich and Jalkut.

     11. The singular form of a word means and includes the plural and the plural form of a word means and includes the singular whenever necessary to bring within the scope of these requests any and all documents which might otherwise be construed to be outside of their scope.

     12. Except for the terms defined herein, and unless another meaning is obvious from the context, the terms used herein shall have the same meaning as they have in the Complaint.


                                  INSTRUCTIONS

     1. You are each requested to produce all documents not subject to an objection that are known by, possessed by, controlled by, or available to you. This duty is not limited or affected by the fact that the same document is available through another source.

     2. If any document is known to exist but cannot be produced, that document is to be specifically identified as precisely as possible and the reasons for the inability to produce that document stated.

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     3.   The relevant time period for these requests, unless otherwise indicated, is January 1, 2000 to the present.

     4. With respect to any document which is withheld on a claim of privilege, you are each requested to provide a statement signed by your attorney setting forth as to each such document the following information:

          (a)  The name(s) of the sender(s) of the document;

          (b)  The name(s) of the author(s) of the document;

          (c) The name(s) of the person(s) to whom the document and copies, if any, were sent;

          (d) The job title of each individual identified in (a), (b), and (c) above;

          (e)  The date of the document;

          (f) A brief description of the nature and subject matter of the document; and

          (g) The nature of the privilege or the authority which is claimed to give rise to it.


                              DOCUMENTS REQUESTED


     1. All documents evidencing, reflecting or relating to the establishment of the Special Committee, including, but not limited to, its members, the selection of its advisors, and the scope of its authority.

     2. All documents evidencing, reflecting or relating to any expression of interest in or offer to purchase Digex, its assets, its shares, or any portion or combination thereof.




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     3. All documents evidencing, reflecting or relating to any communications among Digex, the Individual Defendants, ICI, the Special Committee, and/or any person expressing interest in or offer to purchase Digex, its assets, its shares, or any portion or combination thereof.

     4. All documents evidencing or reflecting the Individual Defendants' positions with ICI, including, but not limited to, the Individual Defendants' ownership of ICI stock and all compensation paid by ICI to the Individual Defendants.

     5. All documents presented to the Digex Board of Directors in connection with any expression of interest in or offer to purchase Digex, its assets, its shares, or any portion or combination thereof, including, but not limited to, any valuation of Digex, its assets or its shares.

     6. All documents presented to the Special Committee in connection with any expression of interest in or offer to purchase Digex, its assets, its shares, or any portion or combination thereof, including, but not limited to, any reports or presentations made by the Special Committee's advisors.

     7. Copies of all minutes from all Digex Board of Directors meetings.

     8. Copies of all resolutions of the Digex Board of Directors.

     9. All documents evidencing, reflecting or relating to the Special Committee's findings or recommendations, including, but not limited to, any report prepared by or on behalf of the Special Committee and any presentation by or on behalf of the Special Committee to the Digex Board of Directors.

     10. All documents evidencing, reflecting or relating to the Digex Board of Directors' decision to waive the applicability of 8 Del. C. section 203 to business combinations involving Digex, ICI, and/or WorldCom.


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          11.  All documents evidencing, reflecting or relating to the agreement between ICI and WorldCom for WorldCom to acquire ICI.

          12. All documents evidencing, reflecting or relating to any insurance policy or other agreement which may provide coverage for any liability that may be incurred by the Individual Defendants in connection with their service as members of the Digex Board of Directors, including, but not limited to, any such insurance policies held by ICI, and any indemnification or related agreements.

          13. All documents evidencing, reflecting or relating to any communications between the Individual Defendants and ICI regarding any expression of interest in or offer to purchase Digex, its assets, its shares and/or any combination thereof.

          14. All documents evidencing, reflecting or relating to any communications between the Individual Defendants and the Special Committee regarding any expression of interest in or offer to purchase Digex, its assets, its shares and/or any combination thereof.



Date: October 2, 2000                   /s/ Stuart M. Grant
                                        ________________________________
                                        Stuart M. Grant
                                        Jay W. Eisenhofer
                                        GRANT & EISENHOFER, P.A.
                                        1220 North Market Street
                                        Suite 500
                                        Wilmington, Delaware 19801
                                        (302) 622-7000


                                        Attorneys for Plaintiff

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                             CERTIFICATE OF SERVICE

     I hereby certify that on October 2, 2000 I caused two copies of the foregoing Plaintiff's First Request For The Production Of Documents Directed To Defendants Intermedia Communications, Inc., John C. Baker, Phillip A. Campbell, George F. Knapp, Robert M. Manning, David C. Rudberg, And Mark K. Shull And Nominal Defendant Digex, Inc. to be served by hand to the following:

                                        William O. LaMotte, III, Esquire
                                        Morris, Nichols, Arsht & Tunnell
                                        1201 Market Street
                                        Wilmington, Delaware 19801

                                        Stephen C. Norman
                                        Potter Anderson & Corroon LLP
                                        Hercules Plaza
                                        1313 North Market Street
                                        P.O. Box 951
                                        Wilmington, Delaware 19899

                                                  /s/ Stuart M. Grant
                                                  ------------------------------
                                                  Stuart M. Grant
                                                  GRANT & EISENHOFER, P.A.